Operating Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
Operating Leases
Operating Leases

Piedmont’s real estate assets are leased to tenants under operating leases for which the terms vary, including certain provisions to extend the lease term, options for early terminations subject to specified penalties, and other terms and conditions as negotiated. Piedmont retains substantially all of the risks and benefits of ownership of the real estate assets leased to tenants. Amounts required as security deposits vary depending upon the terms of the respective leases and the creditworthiness of the tenant, however, generally they are not significant. Exposure to credit risk is limited to the extent that the receivables exceed this amount. Security deposits related to tenant leases are included in accounts payable and accrued expenses in the accompanying consolidated balance sheets.

Piedmont’s wholly-owned and consolidated joint venture properties are located in 17 metropolitan areas. Based on annualized lease revenue as of December 31, 2012, approximately 23.1%, 22.0%, and 14.6% of these real estate assets are located in metropolitan Chicago, metropolitan Washington, D.C., and metropolitan New York, respectively. Furthermore, approximately 13.3% of Piedmont's annualized lease revenue is generated from federal governmental agencies.

The future minimum rental income from Piedmont’s investment in real estate assets under non-cancelable operating leases, excluding unconsolidated joint ventures, as of December 31, 2012, is presented below (in thousands):

Years ending December 31:
2013	$377,746
2014	349,565
2015	346,084
2016	310,798
2017	290,158
Thereafter	1,384,133
Total	$3,058,484